UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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YUM! BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M13076 Meeting Information Meeting Type: Annual For holders as of: 03/23/09 Date: 05/21/09 Time: 9:00 a.m., EDT Location: You are receiving this Notice because you hold shares in Yum! Brands, Inc. (NYSE: YUM), the world’s largest restaurant company and parent of KFC, Pizza Hut, Taco Bell, Long John Silver’s and A&W Restaurants. This year we are making our proxy materials available on the Internet to expedite your receipt of these materials, while also lowering the costs and reducing our environmental impact. This Notice is only intended to be an overview and we encourage you to access the complete information online or by requesting a paper copy (see reverse side for details). Please note that this is not a ballot and you cannot use this Notice to vote these shares. See the reverse side of this notice to obtain proxy materials and voting instructions. YUM! BRANDS, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Yum! Conference Center 1900 Colonel Sanders Lane Louisville, KY 40213 YUM! BRANDS, INC. 1441 GARDINER LANE LOUISVILLE, KY 40213

M13077 Our Proxy Materials are Available to VIEW on the Internet or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the meeting, please bring this Notice or a current broker statement showing Yum share ownership, and a valid picture ID. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include your proxy card. How to View Online: To view online, go to: www.yum.com/annualreport/ How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/07/09.

Voting Items The Board of Directors recommends a vote FOR items 1, 2, and 3 and AGAINST items 4, 5, 6, 7, and 8. 1. Election of Directors Nominees: 1a) David W. Dorman 1m) Robert D. Walter 1l) Jackie Trujillo 1k) Jing-Shyh S. Su 1j) Thomas M. Ryan 1h) Thomas C. Nelson 1g) Jonathan S. Linen 1f) Kenneth G. Langone 1e) Robert Holland, Jr. 1d) Bonnie G. Hill 1c) J. David Grissom 1b) Massimo Ferragamo 1i) David C. Novak 3. Proposal to approve the Company’s Executive Incentive Compensation Plan (Page 18 of Proxy) 2. Ratification of Independent Auditors (Page 16 of Proxy) 6. Shareholder proposal relating to Food Supply Chain Security and Sustainability (Page 27 of Proxy) 4. Shareholder Proposal relating to Shareholder Rights Plan (Page 21 of Proxy) 5. Shareholder proposal relating to an Advisory Shareholder Vote to Ratify Executive Compensation (Page 23 of Proxy) 7. Shareholder proposal relating to Healthcare Reform Principles (page 31 of Proxy) 8. Shareholder proposal relating to Animal Welfare (page 33 of Proxy) M13078

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